EXHIBIT 99.2
                                                                    ------------

                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of The Nautilus Group, Inc., a Washington corporation (the "Company"), does hereby certify that:

     The Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.




November 12, 2002                   By: /s/ Rod W. Rice
-----------------                   --------------------------------------
Date                                Rod W. Rice, Chief Financial Officer,
                                    Treasurer and Secretary